July 2011

Investor Presentation

China GengSheng Minerals, Inc.

NYSE AMEX: CHGS

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Trading Snapshot

NYSE AMEX: CHGS	
Recent Price (7/12/11)	$ 1.71
52 Week High/Low	$ 6.74/$1.10
Shares Outstanding	27.8M
Market Cap	$ 47.5M
Avg Vol (3m)	0.3 million shares
Forward P/E*	21.3x
Public since:	2007
Top institutional investors (as of 3/31/11)	AQR Capital Management, LLC California Public Employees Retirement System

*Forward P/E based on Street estimate of FY2011 EPS=$0.08

China GengSheng Minerals (AMEX: CHGS)

- A leading China-based developer and manufacturer of high-tech mineral-based materials.
- Four product categories
  - Refractories
  - Fracture proppants
  - Fine precision abrasives
  - Industrial ceramics
- End Users:
  - Steel mills
  - Oil & gas drillers
  - Solar cell producers
  - Electronics manufacturers



Headquarters in Gongyi,Henan province

Employees: 1400 +

- Strong R&D capabilities, including local R&D center, partnerships with industry organizations and research institutes
  - Patents: 9 granted, 35 pending patent applications
  - Partnered with Federation for International Refractory Research and Education ("FIRE")






Investment Highlights

- One of the largest **monolithic refractory** and **fracture proppant** producers in China, with Industry-leading heat resistant, energy efficient technologies
- Addressing large market opportunities: Steel, oil & gas and solar
- Expanding fracture proppant capacity to address growing international market opportunity
- Low customer concentration mitigates risk
- Growth strategy: Broaden market share, improve margin profile and receivables
- Solid balance sheet (as of 3/31/11) : $25.5M in working capital / $59.4M in stockholders' equity



Total Revenue 2007-2010
In million (US)
$60
$50
$40
$30
$20
$10
$0
2007
2008
2009
2010
1Q 11
Fine Precision Abrasives
Fracture Proppant
Industrial Ceramics
Refractory



Net Income 2007-2010
In million (US)
5.0
3.0
1.0
-1.0
2007
2008
2009
2010
1Q11

Recent Accomplishments

- FY10 sales of $14.3M, with 3-yr CAGR of 217%
- $30M in contract awards for 2011 YTD
- Increased capacity to 90,000 MT/yr
- New facility under construction, to start production in 3Q11
- Entered a 5 year strategic partnership with distributor to develop North American market



Fracture Proppants
Core Refractories
Precision Abrasives
Corporate

- Joined FIRE as the organization's first Chinese industrial partner.
- Signed Full-Service program contract with new steel customer
- Launched new high-margin refractory products

- Launched in 3Q10
- Ramping production
- Acquired a minority stake in raw materials supplier
- Targeting solar industry

- Appointed Mr. Ningfang Liang as Chief Financial Officer
- March 4, 2010: Began trading on the NYSE AMEX Exchange under the symbol "CHGS"
- Completed $10M registered Direct Offering in January 2011

**CAGR from 2007-2010*

2011 Growth Drivers

Fracture Proppants

- Growing international demand for fracture proppants
- Expanded manufacturing capacity (90,000 MT/Year, ramping to 150,000 during 3Q11)
- Improved cost efficiency
- Increasing market penetration in North America through strategic cooperation with distributors

Fine Precision Abrasives

- Targeting large, growing markets such as solar industry
- Ramping production to drive profitability
- Cost improvements through investment in producer of Green SiC (primary raw material)

Refractories

- Introducing new, higher-margin products
- Addressing expanded market opportunity with new refractory products that complement existing product portfolio

Business Segments

Q1 2011 Segment Revenue


Fine Precision Abrasives
5.1%
Industrial
Ceramics
1.4%
Fracture
Proppants
32.1%
Refractories
61.4%

Core Refractories Business Provides Solid Foundation and Recurring Revenue Supported by:

- Growing fracture proppant business
- Fine precision abrasives contribution from new opportunity in solar, optical and semiconductor markets
- Incremental revenue from industrial ceramics

Our Location and Customers



Strategically located in the Henan province

- One of the highest concentrations of bauxite reserves in China

Serving 200+ customers

- ~80% of products sold in China
- ~20% sold overseas

CHGS customers include some of the largest steel and iron producers and oil & gas companies in China:

- Located in 25 provinces in the PRC
- Export to the US and other countries in Asia and Europe

山东钢铁 shandongsteel. | HBIS 河北钢铁集团 | BAOSTEEL | SINOPEC 中国石化 | CNPC | CNOOC

Refractories: Our Core Business

Refractories Protect linings of melting and conveying equipment under high temperatures



Bricks



Monolithic



Core Refractories Business

Refractories Account for ~61% of Business	
Target Market	Steel Mills
Products	More than 100 products developed to address specific applications.
Full Service	• One of the earliest domestic full service providers. • CHGS is paid based on clients' steel output. • Typical contracts are 1 or 2 years. • Maintenance contracts were 58% of refractories revenues in 1Q11
Customers	200+ 山东钢铁 shandongsteel. HBIS 河北钢铁集团 BAOSTEEL
Annual Capacity	Monolithic refractories: 100,000 metric tons Shaped refractories: 15,000 metric tons

Growing Refractories Market

Market Opportunity and Growth Drivers

- China is the world's largest steel producer, with 2010 output reaching a record 626.7 million metric tons (44.3% of global output).
- Total refractories market in China: $16B**
- Our addressable market for monolithic refractories in China: $5B**
- $580B stimulus package helped stabilize demand and increase steel output in China
- Government mandate for efficiency, energy-savings, and consolidation in steel sector driving demand for more advanced refractory technologies

China Annual Crude Steel Output 2000~2010


mln tons
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

China's Output of Monolithic Refractories*


mln tons
14
12
10
8
6
4
2
0
2009
2010
2011E
2012E

** Source: World Steel Association*
***Management estimate*

Fracture Proppants

Fracture Proppants are Tiny Pellets That are Highly Resistant to Pressure

Used to Squeeze Out Trapped Pockets of Oil and Natural Gas
Improves Oil Well Yield by ~12%


oil
oil
oil
oil
oil
oil

Fracture Proppants Business

Fracture Proppants Account for ~32% of Business	
Target Market	Oil and Gas Drillers
Products	A matrix defined by a variety of sizes, strengths, and densities.
Certificate	• Qualified by China Petroleum & Chemical Industry Association (CPCIA) • Tier-1 supplier recognized by PetroChina, Sinopec and CNOOC
Customers	International +
Annual Capacity	90,000 metric tons per year (60,000 MT in-house) New facility under construction; expected to add another 60,000 MT of capacity in 3Q11

Growing Fracture Proppant Market

Market Opportunity and Growth Drivers

- Worldwide growth of oil-drilling activity
- China's crude oil output exceeded 200 million tons in 2010, up 6.9% YoY, with fracture proppant market in China expected to be ~$400M
- Strong and rapidly growing international demand for Chinese proppants
- CHGS has been awarded $30 million in proppant export contracts in 2011 to-date
- CHGS is focused on introducing customers to higher-end, higher-margin products
- New facility under construction will expand production capacity to 150,000 MT/year in 3Q11, including 30,000MT OEM

Fracture Proppant Revenue



In million (US)
16
12
8
4
0
07~10 CAGR: 217%
2007
2008
2009
2010
1Q11

Production Capacity Expansion

Production Capacity
in metric tons, FYE 12/31

	2009	2010	2011E
In-house	60,000	60,000	120,000
OEM	-	15,000	30,000
Total	60,000	75,000	150,000

Industrial Ceramics

Industrial Ceramics are Used for Fuses, Vacuum Interrupters, Electrical Components, and Mud Slurry and High-pressure Pumps

Highly resistant to heat, erosion, abrasion and pressure



Ceramic plates, tubes, elbows, and rollers.

Used in heavy machines for steel production, power generation, and mining.



Ceramic cylinders and plugs.

Used in plug pumps for drilling crude oil.



Wearable ceramic valves.

Used for transferring gas and liquid products.

Industrial Ceramics Business

Industrial Ceramics Account for 1% of Business	
Target Market	Electric power, steel and oil. Collaboration agreement underway to develop products for the solar market.
Collaborations	5-year collaboration agreement (2008) with the Ceramics Research Institute of Zhengzhou University (CRI) to develop next-generation industrial ceramics for energy and pollution reduction.
Products	• Abrasive balls and tiles, valves, electronic and structural ceramics • 7 patents issued
Services	Installation and maintenance
Customers	6
Annual Capacity	150,000 units per year

Fine Precision Abrasives

Fine Precision Abrasives are used for the slicing and polishing of silicon wafers in industries such as solar, optical and electronics. These products are in high demand among solar equipment manufacturers to help increase panel manufacturing efficiency



Ingot
Wire Web 1
Wire Web 2



Main application: wafer wire slicing

Fine Precision Abrasives Business

Fine Precision Abrasives – launched in 3Q10, ~ 5% of Business	
Target Market	• Solar Panel Manufacturers • Semiconductors, Electronic Components and Optical Equipment • Solar-related abrasive products market in China is estimated to be $440M*
Products	• Commercially launched with first revenue contribution in 3Q10 • 15 products across a spectrum of particle sizes
Growth Drivers	• Investment in upstream improves sourcing capabilities for high-quality SiC • Solar panel makers recovering from recession • Energy sector continues to attract investment • Gov't mandate is to bring capacity to over 10GW by 2020
Customers	Several sales agreement with agents
Annual Capacity	20,000 metric tons per year

* Company management estimate

Addressing Market Demand







Monolithic Refractories

Steel mills

Consumable supplies for crude steel production

Launched 1986

Capacity: 100,000 MT
+15,000 MT brick

Gross Margin: 28-30%

China Market Size: $5B

Fracture Proppant

Oil and Gas drillers

Expanding market share in North America

Launched in 2Q 2007

Capacity: 90,000 MT

New facility under construction

Gross Margin: 30-32%

China Market Size: $0.4B

Fine Precision Abrasives

Initial target: Solar industry

Launched in 3Q 2010

Capacity: 20,000 MT

Gross Margin: lower, but increasing

China Market Size: $0.4B

Competitive Advantages

- Established leader in monolithic refractory and fracture proppant markets
  - Extensive customer base including numerous industry leaders
  - Reputation for superior quality and technological sophistication
- Ability to gain market share in adverse environment due to economies of scale, diverse customer base, and strong balance sheet
- Full service business segments provide predictable and recurring revenue
- Ability to leverage manufacturing and R&D capabilities to enter new mineral-based lines of business
- Constant innovation in product offerings as well as service model, driven by commitment to R&D and deep understanding of customer needs

Experienced Management

Mr. Shunqing Zhang, Chairman & CEO

Founded China GengSheng Minerals in 1986

Mr. Ningfang (Frank) Liang CFO

Joined CHGS in July 2011; 15 years of high-level finance and SEC reporting experience

Mr. Zhenyong Bi, Vice President

Joined CHGS in 2003. 15 years refractory industry Experience; PhD from University of Science & Technology BJ

Mr. Kai Shi, Chief Engineer

Joined CHGS in 2007;
20 years experience in refractory industry;
Key contributor of 2 patents;
winner of several refractory technology awards;
PhD from Zhengzhou University

Annual Growth



Total Revenue 2007-2010
$60
$50
$40
$30
$20
$10
$0
In million (US)
2007
2008
2009
2010
Refractory
Industrial Ceramics
Fracture Proppant
Fine Precision Abrasives



Net Income 2007-2010
$5.0
$3.0
$1.0
-$1.0
In million (US)
2007
2008
2009
2010

Quarterly Results


Quarterly Revenue Breakdown
In million (US)
$20
$15
$10
$5
$0
1Q10
1Q11
Refractory
Industrial Ceramics
Fracture Proppants
Fine Precision Abrasives


Quarterly Net Income and Margins
In thousands (US)
500
400
300
200
100
0
-100
-200
1Q10
1Q11
Net Income

1Q 2011 Financial Overview

- Revenue of $16.2M vs. $11.9M in 1Q10
  - Refractory product sales decreased due to the weakness in steel industry
  - Proppant sales increase by 333.3% YOY to $5.2M
  - Fine precision abrasives generated revenue of $0.8 million
- Gross margin decreased to 26.5% vs. 33.5% in 1Q10
- Net loss of $0.08M, or a break-even per fully diluted share
- Solid cash position with Cash and cash equivalents of $11.5M
- CHGS expects to achieve annual growth in revenue for the full year 2011 compared with 2010, primarily derived from growth of proppant business lines and increasing contribution from fine precision abrasives
  - Increasing international orders of fracture proppant
  - Expanding fracture proppant capacity to 150,000 MT/year in 3Q11
  - Ramping up production of Fine precision abrasives

Balance Sheet Highlights

(in thousands US)		As of March 31, 2011	As of December 31, 2010
Assets			
Cash and Cash Equivalents	$	11,472	925
Total Current Assets	$	120,328	91,932
Total Assets	$	154,570	123,222
Liabilities			
Total Current Liabilities	$	94,838	71,897
Long-term Debt		--	--
Total Equity	$	59,732	51,325

Key Takeaways

- Poised for growth, with solid balance sheet and no long-term debt
- Recognized industry leader in monolithic refractory and fracture proppant products
- Large addressable market opportunities in steel, oil & gas and solar industries
- Ability to leverage fixed costs with high incremental margins
- Lower customer concentration mitigates risk
- Executing on growth strategy to increase capacity, broaden product offering, capture additional market share and improve margin profile

For additional information:

In China:

Wendy Sun
Investor Relations
Cell: 86-139-1145-0312
Email: gengsheng@tpg-ir.com

In the U.S.:

The Piacente Group
Brandi Floberg or Lee Roth
Phone: +1-212-481-2050
Email: gengsheng@tpg-ir.com

Thank You!

耕生 gengsheng

Fact Sheet
July 2011

Overview (Amex: CHGS)

CHINA GENGSHENG MINERALS (Amex: CHGS) is a leading China-based developer and manufacturer of a broad range of mineral-based high technology products used primarily for major industrial applications in steel production, oil and gas drilling and solar markets, both domestically and internationally. Strategically located in the resource-rich Henan province, GengSheng is one of the largest monolithic refractory and fracture proppant producers in China, with a well-established reputation and a long operating history. In addition to its ability to benefit from economies of scale, GengSheng is known for its superior and diverse product offering, innovative technology and competitive pricing.

www.gengsheng.com
Henan Province, China

Recent Stock Price (7/12/11):	$1.71
Shares Outstanding:	27.8M
Market Capitalization:	$47.5M
52 week high/low:	$5.74/$1.10
Year End:	Dec 31
EPS (TTM):	$(0.01)

Primary Business Segments

GengSheng' services its more than 200 global customers with industry leading products designed to reduce cost and improve energy efficiency in four product categories:

- **Refractories:** Designed to customer specifications, used primarily to line steel-making furnaces and other high-temperature vessels to extend their service lives, improve productivity and reduce energy consumption.



Bricks
Monolithic

- **Fracture Proppants:** Small pellets that are highly resistant to pressure and are used to squeeze out trapped pockets of oil and natural gas deposits; Improves oil/gas well yield by ~12%.



- **Industrial Ceramics:** Key components in high-voltage switches and fuses.



- **Fine Precision Abrasives:** Green Silicon Carbide ("SiC") based micro-powder, used to polish optical and fine-metal surfaces for solar, electronics and optical products to increase product manufacturing efficiency.



1Q11 REVENUE BREAKDOWN



Industrial Ceramics 1.4%
Fine Precision Abrasives 5.1%
Fracture Proppants 32.1%
Refractories 61.4%

Annual Capacity Overview

(In metric tones, except for industrial ceramics)

	Launch Year	2010 Capacity	2011E Capacity
Refractories	1986	115,000	115,000
Fracture Proppants	2007	60,000	150,000*
Industrial Ceramics	2002	150,000pc	150,000pc
Fine Precision Abrasives	2010	20,000	20,000

* Including 30,000 mt OEM, new facility under construction, expected to launch production in 3Q 11, with annual capacity of 60,000 mt

Market Overview



China Annual Crude Steel Output 2000~2010 (mln tons)
700
600
500
400
300
200
100
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E

➢China is the world's largest producer and consumer of steel products. 2010 steel production in China reached a record 626.7 million metric tons (44.3% of global output), with consumption estimated to be over 800 million tons (46% of global output).

➢Total refractories market in China: $16B; monolithic refractories account for approximately $5B annually.



US Total Oil Supply
mb/d
8.5
8.0
7.5
7.0
6.5
6.0
5.5
Jan Mar May Jul Sep Nov Jan
2008
2010
2011 forecast
2009
2011

➢China's crude oil output exceeded 200 million tons in 2010, up 6.9% Y-o-Y, increasing the demand for fracture proppants.

➢Strong and rapidly growing international demand for Chinese fracture proppants.

➢Targeting export market in the U.S.



China's New Targets to Drive ~2 GWs of Annual Demand

➢China's installed solar energy capacity is currently approximately 40MW; government policy dictates over 10GW installed by 2020.

➢Solar-related abrasive products market in China is estimated to be $440M.

INVESTMENT HIGHLIGHTS

- ➢ Profitable China-based growth company
- ➢ Industry-leading heat resistant, energy efficient technologies
- ➢ One of the largest monolithic refractory and fracture proppant producers in China
- ➢ Addressing large market opportunities: steel, oil & gas and solar
- ➢ Ability to leverage fixed costs with high incremental margins
- ➢ Low customer concentration mitigates risk
- ➢ Growth strategy execution: New product introductions; capacity expansion; capturing opportunities in solar-related markets
- ➢ Solid balance sheet – no long-term debt

gengsheng

Fact Sheet
July 2011

Management

Mr. Zhang Shunqing has been the CEO and president since 2007. Prior to that, he served as president of Henan Gengsheng from June 2002 to December 2005, and chairman of the board and president of the Gengsheng Industry Group of Henan Province, from 1997 to 2002. Mr. Zhang holds an associate degree from China Central Radio and TV University and an EMBA degree from Wuhan University.

Mr. Ningfang Liang, the Chief Financial Officer, joined GengSheng in July 2011. Mr. Liang has over 15 years of finance and accounting experience, including over six years at U.S. public companies. Mr. Liang is a licensed CPA in the states of New Jersey and Illinois and is a member of the American Institute of Certified Public Accountants. He holds a Bachelor's degree in finance from Shanghai University of Finance and Economics, and an MBA from the University of Illinois Urbana-Champaign.

Contact

China GengSheng Minerals, Inc.
No.88 GengSheng Road, Dayugou Town
Gongyi, China, 451271
www.gengsheng.com

Investor Relations
In China:
Wendy Sun
The Piacente Group, Beijing
Tel: +86-10-6590-7991
gengsheng@tpg-ir.com

In the U.S.
Brandi Floberg or Lee Roth
The Piacente Group, New York
Tel: +1-212-481-2050
gengsheng@tpg-ir.com

Safe Harbor Statement

Location and Customers



- **Strategically located in the Henan province**
  - One of the highest concentrations of bauxite reserves in China
- **Serving 200+ customers (as of Dec/31/2010)**
  - ~80% of products sold in China, covering 25 provinces in the PRC
  - ~20% for international sales, including U.S., Canada, Europe and other countries in Asia

Customers include Top names in end markets:

REFRACTORIES: BAOSTEEL, 山东钢铁 shandongsteel, HBIS 河北钢铁集团

FRACTURE PROPPANTS: CNPC, Sinopec, CNOOC

Growth Strategy

- **Align Resources and Improve Productivity.** To reduce its manufacturing and distribution costs, GengSheng is advancing its capacity for new refractory products and new product development while continuing to improve its ability to complete orders through its supply chain to reduce costs and improve operating profitability.
- **Expand Product Lines and Specialty Product Lines.** Leveraging its core technology and manufacturing competencies, GengSheng is introducing new, specialty, high margin mineral-based products, including new products within its fracture proppant and fine precision abrasive businesses.
- **Enter New Markets and Pursue New Opportunities in Existing Markets.** There remains significant opportunity to increase GengSheng's current market by growing its existing customer base, expanding contracts with current customers, and pursuing additional vertical markets for its existing products, such as entry into the solar market for its fine precision abrasive products.
- **Selectively Pursue Strategic Acquisitions.** Consolidation of the refractories market offers GengSheng new acquisition opportunities, and the Company holds a proven track record of successful strategic acquisition and integration with its subsidiaries that make up each of its businesses.
- **Expand International Operations.** GengSheng is leveraging its existing sales force and new strategic partnerships to increases its international presence.

Financial Highlights

Summary of Income Statement (In thousands, except for EPS)

	1Q11	2010	2009	2008
Revenues	16,183	62,189	56,995	49,763
Gross Profit	4,288	17,690	16,220	15,962
Operating Expenses	3,617	15,360	11,105	10,871
Net Income	(80)	264	5,608	4,056
EPS	$-	$0.01	$0.23	$0.17

Summary of Balance Sheet (In thousands of $USD)

	1Q11	2010	2009	2008
Cash & Cash Equivalent	11,472	925	992	955
Working Capital	25,491	20,036	24,557	24,145
Total Assets	154,570	123,222	98,041	68,511
Total Stockholder's Equity	59,448	51,034	48,871	43,273